EXHIBIT 23(H)(II)(B)

                                    EXHIBIT A

THIS EXHIBIT A, dated October 20, 2008, is Exhibit A to that certain Administration Agreement dated as of May 1, 2006 between Rodney Square Management Corporation and WT Mutual Fund.

---------------------------------------------------------- ------------------------------------------------

Wilmington Short/Intermediate-Term Bond Fund               Institutional Shares
                                                           A Shares
---------------------------------------------------------- ------------------------------------------------
Wilmington Broad Market Bond Fund                          Institutional Shares
                                                           A Shares
---------------------------------------------------------- ------------------------------------------------
Wilmington Municipal Bond Fund                             Institutional Shares
                                                           A Shares
---------------------------------------------------------- ------------------------------------------------
Wilmington Large-Cap Value Fund                            Institutional Shares
                                                           A Shares
---------------------------------------------------------- ------------------------------------------------
Wilmington Small-Cap Core Fund                             Institutional Shares
                                                           A Shares
---------------------------------------------------------- ------------------------------------------------
Wilmington Multi-Manager Real Asset Fund                   Institutional Shares
                                                           A Shares
---------------------------------------------------------- ------------------------------------------------
Wilmington Multi-Manager International Fund                Institutional Shares
                                                           A Shares
---------------------------------------------------------- ------------------------------------------------
Wilmington Multi-Manager Large-Cap Fund                    Institutional Shares
                                                           A Shares
---------------------------------------------------------- ------------------------------------------------
Wilmington Multi-Manager Small-Cap Fund                    Institutional Shares
                                                           A Shares
---------------------------------------------------------- ------------------------------------------------
Wilmington Large-Cap Growth Fund                           Institutional Shares
                                                           A Shares
---------------------------------------------------------- ------------------------------------------------
Wilmington Prime Money Market Fund                         Institutional Shares (formerly, Investor Shares)
                                                           Service Shares
                                                           W Shares
---------------------------------------------------------- ------------------------------------------------
Wilmington U.S. Government Money Market Fund               Institutional Shares (formerly, Investor Shares)
                                                           Service Shares
                                                           W Shares
---------------------------------------------------------- ------------------------------------------------
Wilmington Tax - Exempt Money Market Fund                  Institutional Shares (
                                                           W Shares
---------------------------------------------------------- ------------------------------------------------
Wilmington Aggressive Asset Allocation Fund                Institutional Shares
                                                            A Shares
---------------------------------------------------------- ------------------------------------------------
Wilmington Moderate Asset Allocation Fund                  Institutional Shares
                                                           A Shares
---------------------------------------------------------- ------------------------------------------------
Wilmington Conservative Asset Allocation Fund              Institutional Shares
                                                           A Shares
---------------------------------------------------------- ------------------------------------------------
Wilmington ETF Allocation Fund                             Institutional Shares
                                                           A Shares
---------------------------------------------------------- ------------------------------------------------